                                                                 ISDA(R)
                                                         CREDIT SUPPORT ANNEX
                                                        to the Schedule to the
                                                         ISDA Master Agreement
                                                  dated as of April 10, 2007 between
                        HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                                  and
                    LaSalle Bank National Association not in its individual capacity but solely in its capacity as
                                      Supplemental Interest Trust Trustee for the benefit of the
                                           RAAC Series 2007-SP1 Supplemental Interest Trust
                                       (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt, and  notwithstanding  anything to the contrary that may be contained in the Agreement,  this Credit Support
Annex shall  relate  solely to the  Transaction  documented  in the  Confirmation  dated April 10, 2007,  between  Party A and Party B,
Reference Number 476689HN and 476694T.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY  AMOUNT" has the meaning  specified  in  Paragraph  3(a) as amended (I) by deleting the words "upon a demand made by the Secured  Party on or promptly  following a Valuation  Date" and inserting in lieu thereof the words "not later than the close of business on each  Valuation  Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                           The "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the greatest of

                           (1)      the amount by which (a) the S&P Credit  Support  Amount for such Valuation Date exceeds (b) the S&P
                                    Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2)      the amount by which (a) the Moody's First Trigger  Credit  Support  Amount for such  Valuation Date exceeds (b) the Moody's First Trigger Value as of such  Valuation Date of all Posted Credit Support held by the Secured Party, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger  Credit Support Amount for such Valuation Date exceeds  (b) the  Moody's  Second  Trigger  Value as of such  Valuation  Date of all Posted  Credit
                                    Support held by the Secured Party.

(B)      "RETURN  AMOUNT" has the meaning  specified  in Paragraph  3(b) as amended by deleting in its entirety the sentence  beginning
                           "Unless  otherwise  specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                           The "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the least of

                           (1)      the amount by which (a) the S&P Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                           (2)      the amount by which (a) the Moody's  First Trigger  Value as of such  Valuation  Date of all Posted
                                    Credit  Support held by the Secured  Party exceeds (b) the Moody's  First  Trigger  Credit  Support
                                    Amount for such Valuation Date, and

                           (3)      the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation Date of all Posted
                                    Credit  Support held by the Secured Party exceeds (b) the Moody's  Second  Trigger  Credit  Support
                                    Amount for such Valuation Date.

(C)      "CREDIT  SUPPORT  AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation
                           Date,  reference  shall be made to the S&P Credit Support  Amount,  the Moody's First Trigger Credit Support
                           Amount,  or the Moody's  Second  Trigger Credit  Support  Amount,  in each case for such Valuation  Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the items set forth in Schedule I will qualify as "ELIGIBLE  COLLATERAL"  (for the  avoidance of doubt, all Eligible Collateral to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "THRESHOLD"  means,  with respect to Party A and any Valuation Date, zero if (i) a Collateral  Event has occurred and has been continuing  (x) for at least 30 days or (y)  since  this  Annex was  executed,  or (ii) a  Required  Ratings
                           Downgrade Event has occurred and is continuing; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM TRANSFER AMOUNT" means USD 50,000 with respect to Party A and Party B.

(D)      ROUNDING:  The Delivery Amount will be rounded up to the nearest  integral  multiple of USD 10,000.  The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION  AGENT" means Party A;  provided,  however,  that if an Event of Default  shall have occurred with respect to which
                  Party A is the Defaulting Party,  Party B shall have the right to designate as Valuation Agent an independent  party, reasonably  acceptable  to Party A, the cost for which shall be borne by Party A. All  calculations  by the Valuation
                  Agent must be made in accordance with standard market practice,  including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support,  by making reference to quotations received by the Valuation
                  Agent from one or more Pricing Sources.

(ii)     "VALUATION  DATE" means each Local  Business Day on which any of the S&P Credit  Support  Amount,  the Moody's  First  Trigger
                  Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

(iii)    "VALUATION  TIME"  means the close of  business  in the city of the  Valuation  Agent on the Local  Business  Day  immediately preceding the Valuation Date or date of  calculation,  as  applicable;  provided that the  calculations  of Value and
                  Exposure  will be made as of  approximately  the same time on the same date.  The  Valuation  Agent will  notify each party (or the other party, if the Valuation  Agent is a party) of its  calculations  not later than the  Notification
                  Time on the applicable  Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)      EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or,  to the extent  applicable,  its Credit  Support  Provider)  does not have a long-term unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent shall (A) calculate the
                  Secured  Party's  Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such  calculations  with external  marks  monthly by obtaining on the last Local  Business Day of each calendar month two external marks for each  Transaction to which this Annex relates and for all Posted Credit Suport;
                  such  verification  of the Secured  Party's  Exposure  shall be based on the higher of the two external  marks.  Each external mark in respect of a Transaction shall be obtained from an independent Reference  Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider,  provided that an external  mark may not be  obtained  from the same  Reference  Market-maker  more than four times in any  12-month period.  The Valuation  Agent shall obtain these external marks  directly or through an independent  third party,  in either case at no cost to Party B. The Valuation  Agent shall  calculate on each Valuation Date (for purposes of this paragraph,  the last Local  Business Day in each  calendar  month  referred to above shall be  considered a Valuation
                  Date) the Secured  Party's  Exposure  based on the greater of the Valuation  Agent's  internal marks and the external marks  received.  If the S&P Value on any such  Valuation  Date of all Posted Credit Support then held by the Secured
                  Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined  pursuant to this paragraph),  Party A shall,  within three Local Business Days of such Valuation  Date,  Transfer to the Secured Party
                  Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

(vi)     NOTICE TO S&P.  At any time at which Party A (or,  to the extent  applicable,  its Credit  Support  Provider)  does not have a long-term  unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to
                  S&P not later than the Notification  Time on the Local Business Day following each Valuation Date its calculations of the Secured  Party's  Exposure and the S&P Value of any Eligible  Credit  Support or Posted  Credit  Support for that
                  Valuation Date. The Valuation  Agent shall also provide to S&P any external marks received  pursuant to the preceding paragraph.

(d)      CONDITIONS  PRECEDENT  AND SECURED  PARTY'S  RIGHTS AND  REMEDIES.  The  following  Termination  Events  will be a  "SPECIFIED
         CONDITION" for the party specified  (that party being the Affected Party if the Termination  Event occurs with respect to that party):  With  respect to Party A: any  Additional  Termination  Event  with  respect  to which  Party A is the sole  Affected
         Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified  here as  applicable,  then the Pledgor must obtain the Secured  Party's  consent for any  substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME"  means 1:00 p.m.  New York time on the Local  Business  Day  following  the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of Paragraphs  5(i)(C) and 5(ii),  the S&P
                  Value,  Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral other than
                  Cash will be calculated as follows:

                  For  Eligible  Collateral  in the form of  securities  listed in Paragraph  13(b)(ii):  the sum of (A) the product of
                  (1)(x) the bid price at the  Valuation  Time for such  securities on the principal  national  securities  exchange on which such securities are listed,  or (y) if such securities are not listed on a national  securities  exchange,  the bid  price for such  securities  quoted at the  Valuation  Time by any  principal  market  maker for such  securities selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation  Time for the day next  preceding such date on which such prices were available and (2) the applicable Valuation  Percentage for such Eligible Collateral,  and (B) the accrued interest on such securities  (except to the extent  Transferred to the Pledgor pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY  TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian)  will be entitled to hold Posted  Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as Custodian  (A) the entity then  serving as Indenture  Trustee or (B) any entity other than the entity then serving as Indenture  Trustee if such other entity (or, to the extent  applicable,  its parent company or credit support provider) shall then have a short-term  unsecured and unsubordinated  debt rating from S&P of at least
                  "A-1."

                  Initially, the CUSTODIAN for Party B is: Indenture Trustee.

(ii)     USE OF POSTED  COLLATERAL.  The  provisions  of Paragraph  6(c)(i) will not apply to Party B, but the  provisions of Paragraph
                  6(c)(ii) will apply to Party B.

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST RATE. The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash that is held by Party B or its  Custodian.  Posted  Collateral  in the form of Cash shall be invested in such  overnight  (or redeemable within two Local Business Days of demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by S&P and (y)  Prime-1  by  Moody's  or Aaa by  Moody's,  as  directed  by Party A (unless  (x) an Event of  Default  or an
                  Additional  Termination  Event has occurred with respect to which Party A is the defaulting or sole Affected Party or
                  (y) an Early  Termination Date has been designated,  in which case such investment shall be held  uninvested).  Gains and losses  incurred in respect of any investment of Posted  Collateral in the form of Cash in Permitted  Investments as directed by Party A shall be for the account of Party A.

(ii)     TRANSFER OF INTEREST  AMOUNT.  The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each  calendar  month and on any other Local  Business Day on which Posted  Collateral  in the form of Cash is
                  Transferred to the Pledgor pursuant to Paragraph 3(b); provided,  however, that the obligation of Party B to Transfer any  Interest  Amount to Party A shall be limited to the extent that Party B has earned and  received  such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement,  except that any demand,  specification or notice shall be given to or made at the following addresses,  or at such other address as the relevant  party may from time to time  designate by giving notice (in  accordance  with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:

         Attn: Global Securities and Trust Services, RAAC Series 2007-SP1
         135 South LaSalle Street, Suite 1511
               Chicago, IL 60603
         Telephone no.:    (312) 992-1743
         Facsimile no.:    (312) 904-1368

(l)      ADDRESS FOR TRANSFERS.  Each Transfer  hereunder shall be made to the address  specified  below or to an address  specified in writing from time to time by the party to which such Transfer will be made.

         Party A account details for holding collateral:

         HSBC Bank USA, National Association
         ABA # 021-001-088
         For credit to Department 299
         A/C: 000-04929-8
         HSBC Derivative Products Group

         Party B's Custodian account details for holding collateral

         LaSalle Bank National Association
         ABA # 071000505
         LaSalle CHGO/CTR/BNF:/LaSalle Trust
         Account # 724657.5
         Attn: RAAC Series 2007-SP1

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a segregated  account,  which shall be an Eligible  Account,  and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR.  Party A and Party B hereby agree that,  notwithstanding  anything to the  contrary  in this  Annex,  (a) the term  "Secured  Party" as used in this Annex means only Party B, (b) the term
                  "Pledgor"  as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in  Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting  the word  "Value" and  inserting  in lieu thereof "S&P
                  Value,  Moody's First Trigger  Value,  Moody's  Second Trigger  Value".  Paragraph  4(d)(ii) is hereby amended by (A)
                  deleting the words "a Value" and inserting in lieu thereof "an S&P Value,  Moody's First Trigger  Value,  and Moody's
                  Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value,  Moody's First
                  Trigger  Value,  and Moody's Second Trigger  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word "Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger  Value,  or Moody's  Second  Trigger
                  Value".  Paragraph  5(i) (flush  language)  is hereby  amended by deleting  the word  "Value" and  inserting  in lieu thereof "S&P Value,  Moody's First Trigger  Value,  and Moody's Second Trigger  Value".  Paragraph  5(i)(C) is hereby amended by  deleting  the word "the  Value,  if" and  inserting  in lieu  thereof  "any one or more of the S&P Value,
                  Moody's First Trigger Value,  or Moody's Second Trigger Value,  as may be".  Paragraph 5(ii) is hereby amended by (1)
                  deleting  the first  instance  of the words "the Value" and  inserting  in lieu  thereof  "any one or more of the S&P
                  Value,  Moody's First Trigger Value,  or Moody's  Second  Trigger Value" and (2) deleting the second  instance of the words "the Value" and inserting in lieu thereof "such  disputed S&P Value,  Moody's First Trigger  Value,  or Moody's
                  Second  Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and Paragraph  11(a) is hereby amended by deleting the word
                  "Value" and  inserting in lieu thereof  "least of the S&P Value,  Moody's  First Trigger  Value,  and Moody's  Second
                  Trigger Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby  agree  that the text of  Paragraphs  1 through  12,  inclusive,  of this  Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA  Agreements  Subject to New York
                  Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of Default to exist  with  respect to Party B except  that
                  Paragraph 7(i) will apply to Party B solely in respect of Party B's  obligations  under  Paragraph 3(b) of the Credit
                  Support  Annex.  Notwithstanding  anything to the  contrary in  Paragraph 7, any failure by Party A to comply with or perform any  obligation to be complied  with or performed by Party A under the Credit  Support Annex shall only be an
                  Event of Default if (A) a S&P Required Ratings  Downgrade Event has occurred and been continuing for 30 or more Local
                  Business  Days,  and (B) such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(vi)     EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately  after "the Interest  Amount" in the fourth line thereof  the words "less any applicable withholding taxes."

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                  "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word  "Agreement" the words  "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "LOCAL  BUSINESS  DAY" means:  any day on which (A)  commercial  banks are open for business  (including  dealings in foreign exchange and foreign  currency  deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible  Collateral,  any day on which the clearance  system agreed between the parties for the delivery of Eligible  Collateral is open for acceptance and execution of settlement  instructions (or in the case of a Transfer of Cash or other Eligible  Collateral for which delivery is  contemplated  by other means a day on which commercial banks are open for business  (including dealings in foreign exchange and foreign deposits) in
                  New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S  FIRST TRIGGER  EVENT" means that no Relevant  Entity has credit  ratings from Moody's at least equal to the
                  Moody's First Trigger Ratings Threshold.

                  "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which (I) a Moody's  First  Trigger  Event  has  occurred  and has been continuing  (x) for at least 30 Local  Business  Days or (y) since this Annex was executed and (II)
                                    it is not the case that a Moody's  Second  Trigger  Event has occurred and been  continuing  for at least 30 Local  Business  Days,  an amount  equal to the greater of (a) zero and (b) the sum of (i)
                                    the Secured  Party's  Exposure for such  Valuation  Date and (ii) the sum, for each  Transaction to which this Annex  relates,  of the product of (1) the  applicable  Moody's First Trigger Factor set forth in Table 1, (2) 250 and (3) the  Notional  Amount for such  Transaction  for the  Calculation
                                    Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD" means, with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured  and  unsubordinated  debt  rating or  counterparty  rating from  Moody's of "A2" and a  short-term unsecured and  unsubordinated  debt rating from Moody's of "Prime-1",  or (ii) if such entity does not have a short-term unsecured and unsubordinated  debt rating or counterparty  rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S FIRST TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the bid price  obtained by the Valuation  Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such
                  Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S  SECOND TRIGGER  EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the
                  Moody's Second Trigger Ratings Threshold.

                   "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second  Trigger Event has occurred and been  continuing  for at least 30 Local  Business  Days, an amount equal to the greatest of (a)
                                    zero,  (b)  the  aggregate  amount  of the  next  payment  due to be paid  by  Party  A under  each
                                    Transaction to which this Annex relates,  and (c) the sum of (x) the Secured  Party's  Exposure for
                                    such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

                                    (1) if such  Transaction  is not a  Transaction-Specific  Hedge,  the product of (i) the applicable
                                    Moody's  Second  Trigger  Factor set forth in Table 2, (ii) 250 and (iii) the  Notional  Amount for
                                    such Transaction for the Calculation Period which includes such Valuation Date; or

                                    (2) the product of (i) the applicable  Moody's Second Trigger Factor set forth in Table 3, (ii) 250 and (iii) the Notional Amount for such  Transaction for the Calculation  Period which includes such
                                    Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from  Moody's of "A3" and a short-term unsecured and  unsubordinated  debt rating from Moody's of "Prime-2",  or (ii) if such entity does not have a short-term unsecured  and  unsubordinated  debt rating  from  Moody's,  a long-term  unsecured  and  unsubordinated  debt rating or counterparty rating from Moody's of "A3".

                  "MOODY'S  SECOND TRIGGER VALUE" means, on any date and with respect to any Eligible  Collateral  other than Cash, the bid price obtained by the Valuation  Agent  multiplied by the Moody's Second  Trigger  Valuation  Percentage for such
                  Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "PRICING  SOURCES"  means the sources of  financial  information  commonly  known as  Bloomberg,  Bridge  Information
                  Services, Data Resources Inc., Interactive Data Services,  International Securities Market Association, Merrill Lynch
                  Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "S&P  APPROVED  RATINGS  THRESHOLD"  means,  with respect to Party A, the  guarantor  under an Eligible  Guarantee or an
                  Eligible  Replacement,  a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                  (I)      (A)      for any Valuation Date on which (i) an S&P Rating  Threshold Event has occurred and been continuing for at  least  30  days,  or (ii) a S&P  Required  Ratings  Downgrade  Event  has  occurred  and is continuing,  an amount  equal to the sum of (1) 100.0% of the  Secured  Party's  Exposure  for such
                                    Valuation Date and (2) the sum, for each  Transaction  to which this Annex relates,  of the product of (i) the Volatility Buffer for such  Transaction,  (ii) 250 and (iii) the Notional Amount of such
                                    Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "S&P RATING  THRESHOLD  EVENT"  means,  on any date,  no Relevant  Entity has credit  ratings from S&P which equal or exceed the S&P Approved Ratings Threshold.

                  "S&P  REQUIRED  RATINGS  DOWNGRADE  EVENT"  means that no Relevant  Entity has credit  ratings at least equal to the S&P
                  Required Ratings Threshold.

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the S&P Valuation  Percentage for such
                  Eligible Collateral set forth in paragraph 13(b)(ii).

                  "TRANSACTION  EXPOSURE"  means,  for any  Transaction,  Exposure  determined  as if such  Transaction  were  the only
                  Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE"  means any  Transaction  that is (i) an interest  rate swap in respect of which (x) the notional  amount of the interest rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period  otherwise is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction, (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

                   "VALUATION  PERCENTAGE"  shall mean, for purposes of  determining  the S&P Value,  Moody's First Trigger  Value,  or
                  Moody's  Second  Trigger  Value with respect to any Eligible  Collateral or Posted  Collateral,  the  applicable  S&P
                  Valuation Percentage,  Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for
                  such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date, the related S&P Value,  the related Moody's First Trigger Value,  and the related Moody's Second Trigger Value.

                  "VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table.

                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------

                  The higher of  the S&P credit rating of         Remaining       Remaining Weighted    Remaining Weighted   Remaining Weighted
                  (i) Party A and (ii) the Credit Support      Weighted Average    Average Maturity    Average Maturity of    Average Maturity
                  Provider of Party A, if applicable           Maturity of such   of such Transaction    such Transaction    of such Transaction
                                                                 Transaction         up to 5 years        up to 10 years       up to 30 years
                                                                up to 3 years
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "A-2" or higher                                   2.75%                3.25%                4.00%                 4.75%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "A-3"                                             3.25%                4.00%                5.00%                 6.25%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------
                  "BB+" or lower                                    3.50%                4.50%                6.75%                 7.50%
                  ------------------------------------------- ------------------- -------------------- --------------------- --------------------

                                           [Remainder of this page intentionally left blank]

                                                                Table 1

                                                     MOODY'S FIRST TRIGGER FACTOR

                      REMAINING                                             DAILY
                WEIGHTED AVERAGE LIFE                                    COLLATERAL
                  OF HEDGE IN YEARS                                        POSTING
                      1 or less                                             0.15%
More than 1 but not more than 2                                             0.30%
More than 2 but not more than 3                                             0.40%
More than 3 but not more than 4                                             0.60%
More than 4 but not more than 5                                             0.70%
More than 5 but not more than 6                                             0.80%
More than 6 but not more than 7                                             1.00%
More than 7 but not more than 8                                             1.10%
More than 8 but not more than 9                                             1.20%
More than 9 but not more than 10                                            1.30%
More than 10 but not more than 11                                           1.40%
More than 11 but not more than 12                                           1.50%
More than 12 but not more than 13                                           1.60%
More than 13 but not more than 14                                           1.70%
More than 14 but not more than 15                                           1.80%
More than 15 but not more than 16                                           1.90%
More than 16 but not more than 17                                           2.00%
More than 17 but not more than 18                                           2.00%
More than 18 but not more than 19                                           2.00%
More than 19 but not more than 20                                           2.00%
More than 20 but not more than 21                                           2.00%
More than 21 but not more than 22                                           2.00%
More than 22 but not more than 23                                           2.00%
More than 23 but not more than 24                                           2.00%
More than 24 but not more than 25                                           2.00%
More than 25 but not more than 26                                           2.00%
More than 26 but not more than 27                                           2.00%
More than 27 but not more than 28                                           2.00%
More than 28 but not more than 29                                           2.00%
                     More than 29                                           2.00%

                                                                Table 2

                           MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

                     REMAINING                                          DAILY
               WEIGHTED AVERAGE LIFE                                 COLLATERAL
                 OF HEDGE IN YEARS                                     POSTING
                     1 or less                                          0.50%
More than 1 but not more than 2                                         1.00%
More than 2 but not more than 3                                         1.50%
More than 3 but not more than 4                                         1.90%
More than 4 but not more than 5                                         2.40%
More than 5 but not more than 6                                         2.80%
More than 6 but not more than 7                                         3.20%
More than 7 but not more than 8                                         3.60%
More than 8 but not more than 9                                         4.00%
More than 9 but not more than 10                                        4.40%
More than 10 but not more than 11                                       4.70%
More than 11 but not more than 12                                       5.00%
More than 12 but not more than 13                                       5.40%
More than 13 but not more than 14                                       5.70%
More than 14 but not more than 15                                       6.00%
More than 15 but not more than 16                                       6.30%
More than 16 but not more than 17                                       6.60%
More than 17 but not more than 18                                       6.90%
More than 18 but not more than 19                                       7.20%
More than 19 but not more than 20                                       7.50%
More than 20 but not more than 21                                       7.80%
More than 21 but not more than 22                                       8.00%
More than 22 but not more than 23                                       8.00%
More than 23 but not more than 24                                       8.00%
More than 24 but not more than 25                                       8.00%
More than 25 but not more than 26                                       8.00%
More than 26 but not more than 27                                       8.00%
More than 27 but not more than 28                                       8.00%
More than 28 but not more than 29                                       8.00%
                   More than 29                                         8.00%

                               Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                                Table 3

                                     MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

                      REMAINING                                          DAILY
                WEIGHTED AVERAGE LIFE                                  COLLATERAL
                  OF HEDGE IN YEARS                                     POSTING
                      1 or less                                          0.65%
More than 1 but not more than 2                                          1.30%
More than 2 but not more than 3                                          1.90%
More than 3 but not more than 4                                          2.50%
More than 4 but not more than 5                                          3.10%
More than 5 but not more than 6                                          3.60%
More than 6 but not more than 7                                          4.20%
More than 7 but not more than 8                                          4.70%
More than 8 but not more than 9                                          5.20%
More than 9 but not more than 10                                         5.70%
More than 10 but not more than 11                                        6.10%
More than 11 but not more than 12                                        6.50%
More than 12 but not more than 13                                        7.00%
More than 13 but not more than 14                                        7.40%
More than 14 but not more than 15                                        7.80%
More than 15 but not more than 16                                        8.20%
More than 16 but not more than 17                                        8.60%
More than 17 but not more than 18                                        9.00%
More than 18 but not more than 19                                        9.40%
More than 19 but not more than 20                                        9.70%
More than 20 but not more than 21                                        10.00%
More than 21 but not more than 22                                        10.00%
More than 22 but not more than 23                                        10.00%
More than 23 but not more than 24                                        10.00%
More than 24 but not more than 25                                        10.00%
More than 25 but not more than 26                                        10.00%
More than 26 but not more than 27                                        10.00%
More than 27 but not more than 28                                        10.00%
More than 28 but not more than 29                                        10.00%
                    More than 29                                         10.00%

                                                               SCHEDULE 1

                                                          ELIGIBLE COLLATERAL

 -----------------------------------------------------------------------------------------------------------------------------------------------------
                                                     ELIGIBLE COLLATERAL & VALUATION PERCENTAGES
                                                                   MOODY'S AND S&P
 -----------------------------------------------------------------------------------------------------------------------------------------------------
 ---------- ------------------------------------------------------------- ---------------------------------------- -----------------------------------
                                                                                   VALUATION PERCENTAGE                   VALUATION PERCENTAGE
 ---------- ------------------------------------------------------------- ---------------------------------------- -----------------------------------
 ---------- ------------------------------------------------------------- ---------------------------------------- -----------------------------------
                                                                                          MOODY'S                                 S&P
 ---------- ------------------------------------------------------------- ---------------------------------------- -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
                                                                             FIRST TRIGGER       SECOND TRIGGER                  DAILY
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 (A)                                                                              100                  100                        100
            Cash
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 (B)                                                                              100                  100                        98.5
            Fixed-rate  negotiable debt  obligations  issued by the U.S.
            Treasury  Department  having a  remaining  maturity  on such date of not more than one year
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 (C)                                                                              100                  94                         89.9
            Fixed-rate  negotiable debt  obligations  issued by the U.S.
            Treasury  Department  having a  remaining  maturity  on such date of more than one year but not more than ten years
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (D)                                                                           100                  87                         83.9
            Fixed-rate  negotiable debt  obligations  issued by the U.S.
            Treasury  Department  having a  remaining  maturity  on such date of more than ten years
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (E)     Agency  Securities:   negotiable  debt  obligations  of  the          100                  99                         98.5
            Federal National Mortgage  Association (FNMA),  Federal Home
            Loan Mortgage Corporation  (FHLMC),  Federal Home Loan Banks
            (FHLB),  Federal Farm Credit Banks (FFCB),  Tennessee Valley
            Authority (TVA)  (collectively,  "AGENCY SECURITIES") issued after July 18, 1984 and having a  remaining  maturity of not more than 1 year.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (F)     Agency  Securities  having a  remaining  maturity of greater          100                  98                         97.7
            than 1 year but not more than 2 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (G)     Agency  Securities  having a  remaining  maturity of greater          100                  97                         97.3
            than 2 years but not more than 3 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (H)     Agency  Securities  having a  remaining  maturity of greater          100                  96                         94.5
            than 3 years but not more than 5 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (I)     Agency  Securities  having a  remaining  maturity of greater          100                  94                         93.1
            than 5 years but not more than 7 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (J)     Agency  Securities  having a  remaining  maturity of greater          100                  93                         90.7
            than 7 years but not more than 10 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (K)     Agency  Securities  having a  remaining  maturity of greater          100                  88                         87.7
            than 10 years but not more than 20 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------
    (L)     Agency  Securities  having a  remaining  maturity of greater          100                  86                         84.4
            than 20 years but not more than 30 years.
 ---------- ------------------------------------------------------------- --------------------- ------------------ -----------------------------------